UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2015

Bill Barrett Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80202
(Address of principal executive office)		(Zip Code)

(303) 293-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operation and Financial Condition

On November 5, 2015, the Company issued a press release containing financial and operating results for the third quarter 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company plans to host a webcast and conference call at 10:00 a.m. Eastern time (8:00 a.m. Mountain time) on Friday, November 6, 2015 to discuss these results. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com), or by telephone by calling 855-760-8152 (631-485-4979 international callers) with passcode 63826020. The webcast will remain available on the Company’s website for approximately 30 days, and a replay of the call will be available approximately two hours after the call on Friday, November 6, 2015 through Friday, November 13, 2015 at 855-859-2056 (404-537-3406 international) with passcode 63826020.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 7.01.    Regulation FD Disclosure

Third Quarter 2015 Results Webcast and Conference Call

The Company plans to host a webcast and conference call at 10:00 a.m. Eastern time (8:00 a.m. Mountain time) on Friday, November 6, 2015 to discuss its financial and operating results for the third quarter 2015. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com), or by telephone by calling (855) 760-8152 ((631) 485-4979 international callers) with passcode 63826020. The webcast will remain available on the Company’s website for approximately 30 days, and a replay of the call will be available approximately two hours after the call on Friday, November 6, 2015 through Friday, November 13, 2015 at 855-859-2056 (404-537-3406 international) with passcode 63826020.

All statements in the webcast and conference call, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits

99.1	Press Release, dated November 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 5, 2015	BILL BARRETT CORPORATION

		By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Press Release, dated November 5, 2015.